NUVEEN FLEXIBLE INCOME FUND

SUPPLEMENT DATED MARCH 25, 2025

TO THE SUMMARY PROSPECTUS DATED DECEMBER 30, 2024

Thomas J. Ray, CFA, will retire from Nuveen on October 1, 2025. He will continue to serve as a portfolio manager of the Fund until that time. Effective March 25, 2025, James T. Stephenson, Managing Director, has been named a portfolio manager of the Fund. Susi Budiman, CFA, and Stephen T. Pena will continue to serve as portfolio managers for the Fund. There are no changes to the Fund’s investment objective, principal investment strategies or principal risks.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FI-0325P